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                                                            EXHIBIT 10.8(f)
                                                            AMENDMENT NO. 2
                                                            TO STANDSTILL LETTER

THIS AGREEMENT is made the 25th day of July 2000

BETWEEN:

(1) TELEMONDE, INC. (a Delaware Company); TELEMONDE NETWORKS LIMITED (registered in England and Wales with no: 3714188); and TELEMONDE INTERNATIONAL BANDWIDTH LIMITED (registered in the British Virgin Islands with no: 303706); and

(2) MCI WORLDCOM GLOBAL NETWORKS U.S., INC (a Delaware Corporation), and MCI WORLDCOM GLOBAL NETWORKS LIMITED (formerly MFS Cable Co (Bermuda) Limited) (registered in Bermuda with no: 22409).

WHEREAS:

(A) The Telemonde Companies and MCI WorldCom entered into a standstill letter dated 31 December 1999 as varied pursuant to an agreement made as of 11 May 2000 between the Telemonde Companies and MCI WorldCom (the "Standstill Letter").

(B) The Telemonde Companies and MCI WorldCom wish to vary the terms of the Standstill Letter as set out in this Agreement.

THIS AGREEMENT WITNESSETHS AS FOLLOWS:

1.   Definitions

     Save as otherwise provided herein or where the context otherwise requires, defined terms and expressions used in this Agreement shall have the meanings ascribed to them in the Standstill Letter.

2.   Variation

     This Agreement shall be deemed to amend and shall form part of the Standstill Letter. Where inconsistent with the provisions of the Standstill Letter, the terms set out herein shall prevail. Save to the extent amended by this Agreement, and save as expressly provided herein, the Standstill Letter shall remain in full force and effect.
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  3. Paragraph 4 of the Standstill Letter (Commencement and Further
     Obligations)

     The following sub-paragraph shall be added as sub-paragraph 4.10 to the Standstill Letter:

     4.10 By close of business on 30 September 2000, the Telemonde Companies shall jointly and severally procure receipt by the Security Agent of full details of (i) the indebtedness owed to CCL by any Telemonde Group Company as at 31 December 1999 and as at 30 September 2000, and
          (ii) any agreement between CCL and any Telemonde Group Company regarding the repayment of such indebtedness and the terms thereof.

4.   Paragraph 8 of the Standstill Letter (Payment of Debt)

     Sub-paragraph 8.3 of the Standstill Letter shall be deleted and the following substituted therefor:

          8.3 In the event of a Financing, each Telemonde Company shall (and shall procure that the relevant Telemonde Group Company shall) pay to the Security Agent forthwith upon the closing of such Financing an amount equal to the lessor of (a) the outstanding amount of the Non-Equity Debt; (b) (pound)10 million; or (c) 20% of the cash amount thereof remaining after prior payments therefrom made to (i) Gemini in reduction of existing indebtedness thereto as at the Commencement Date and/or (ii) CCL in reduction of the CCL Sum. Payments under this paragraph 8.3 are in addition to and shall not prejudice payments due under paragraph 8.1 (or, where relevant, 8.4).

5.   First Schedule to the Standstill Letter

          "CCL Sum" means the amount being the lesser of (a) the amount of indebtedness owed by Telemonde to CCL as at 31 December 1999, (b) the amount of indebtedness owed by Telemonde to CCL as at 30 September 2000, and (c) US$2.8 million.

6.   Representations and warranties

     Each Telemonde Company hereby repeats the representations and warranties set out in clauses 7 and 9 of the Standstill Letter and confirms that the same are true speaking from the date of this Agreement.

7.   Incorporation of clauses
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     Clauses 11, 12 and 13 of the Standstill Letter shall apply to this
     Agreement mutatis mutandis as if set out herein seriatim.

IN WITNESS the hands of the parties hereto the day and year first above written.



Signed by                    ) /s/ Kevin Maxwell
Director, duly authorised    )
on behalf of Telemonde Inc   )



Signed by                    ) /s/ Adam Bishop
Director, duly authorised    )
on behalf of Telemonde       )
Networks Limited             )



Signed by                    ) /s/ S. Williams
Director, duly authorised    )
on behalf of Telemonde       )
International Bandwidth      )
Limited                      )



Signed by                    ) /s/ David Myers
Director, duly authorised    )
on behalf of MCI WorldCom    )
Global Networks U.S. Inc     )



Signed by                    ) /s/ David Myers
Director, duly authorised    )
on behalf of MCI WorldCom    )
Global Networks Limited      )